EXHIBIT 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, David A. Chaput, certify that:

1.                                      I have reviewed this Annual Report on Form 10-K of General Moly, Inc.;

2.                                      Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Dated: April 23, 2015

By:	/s/ David A. Chaput
Name:	David A. Chaput
Title:	Chief Financial Officer